UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ENERGY PARTNERS, LTD.
Name of Registrant as Specified in Its Charter

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

Energy Partners, Ltd.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Thursday, May 26, 2011

The Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2010 and other proxy materials are available at: http://www.proxyvoting.com/epl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 12, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/epl

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Energy Partners, Ltd. Stockholder:

The 2011 Annual Meeting of Stockholders of Energy Partners, Ltd. (the “Company”) will be held at the Company’s corporate offices at 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170, on Thursday, May 26, 2011, at 9:00 a.m. Central Daylight Time.

Proposals to be considered at the Meeting:

(1)	Election of six (6) nominees to the Company’s Board of Directors.

Charles O. Buckner

Scott A. Griffiths

Gary C. Hanna

Marc McCarthy

Steven J. Pully

William F. Wallace

(2)	Approval of an amendment to the Company’s 2009 Long Term Incentive Plan to increase the number of shares of common stock available for awards under the plan to 2,474,000.
(3)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the year ending December 31, 2011.
(4)	Approval, by a non-binding advisory vote, of the Company’s executive compensation.
(5)	Determination, by a non-binding advisory vote, of the frequency of future non-binding advisory votes to approve the Company’s executive compensation.
(6)	Adjournment or postponement of the Meeting, as necessary.
(7)	Transaction of such other business as may properly come before the Meeting.

Management recommends a vote “FOR” Items 1, 2, 3, 4 and 6.

Management recommends a vote for “1 YEAR” with respect to Item 5.

Management makes no recommendation with respect to Item 7.

The Board of Directors has fixed the close of business on April 7, 2011 as the record date (the “Record Date”) for the determination
of stockholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.	CONTROL NUMBER
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YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO	è
VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE.

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Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Meeting. Directions to attend the Meeting where you may vote in person can be found on our website, www.eplweb.com.

Meeting Location:

Energy Partners, Ltd. Corporate Offices

201 St. Charles Avenue, Suite 3400

New Orleans, LA 70170

The following materials are available for you to review online:

•	the Company’s 2011 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as amended (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

  (you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/epl

The Proxy Materials for Energy Partners, Ltd. are available to review at:

http://www.proxyvoting.com/epl

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE.

HOW TO VOTE
We encourage you to review the proxy materials online before voting.

You will need to reference the 11-digit control number located on the reverse side and you should have this notice in hand when you vote.
BY INTERNET
Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

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